UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 20, 2018

MURPHY OIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8590	71-0361522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Peach Street
P.O. Box 7000, El Dorado, Arkansas	71730-7000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 870-862-6411

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 20, 2018, Murphy Oil Corporation (the “Company”) announced that effective September 1, 2018:

Eric M. Hambly, age 44, currently Senior Vice President, U.S. Onshore, of the Company’s wholly owned subsidiary, Murphy Exploration & Production Company, has been elected Executive Vice President, Onshore, of the Company.  Mr. Hambly will be responsible for the Company's onshore operations, in the U.S. and Canada, including drilling, completions, subsurface and engineering. Mr. Hambly’s compensation, concurrent with his promotion, will include a base salary of $490,000 and a target bonus of 85% under the Company’s 2017 Annual Incentive Plan.

Michael K. McFadyen, age 51, currently Executive Vice President, Onshore, will transition to Executive Vice President, Offshore, of the Company. He will be responsible for the Company’s global offshore operations, including drilling and completions along with the development of assets. Mr. McFadyen’s base salary will increase to $550,000 and his target bonus will remain the same at 85% of his base salary under the Company’s 2017 Annual Incentive Plan.

Eugene T. “Gene” Coleman, age 59, currently Executive Vice President, Offshore, of the Company, will transition to Executive Vice President, Exploration and Business Development, and will oversee the Company’s exploration and business development strategies. Mr. Coleman’s compensation will remain unchanged.

A full text of a news release announcing the details of this matter is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

 (d) Exhibits

99.1A news release dated August 20, 2018 announcing details of this matter is attached as Exhibit 99.1 and incorporated herein by reference.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY OIL CORPORATION

By:	/s/ Christopher D. Hulse
Christopher D. Hulse
Vice President and Controller

Date:  August 21, 2018

Exhibit Index

99.1	News release dated August 20, 2018, as issued by Murphy Oil Corporation.